Income Taxes	6 Months Ended	12 Months Ended
	Jun. 30, 2021	Dec. 31, 2020
Income Tax Disclosure [Abstract]
Income Taxes
11.    Income Taxes
The Company’s effective income tax rate was (0.3)% and 0.0% for the three months ended June 30, 2021 and 2020, respectively, and was (0.3)% and 0.0% for the six months ended June 30, 2021 and 2020, respectively. The benefit from income taxes was $21 thousand and $0 for the three months ended June 30, 2021 and 2020, respectively, and the provision for income taxes was $53 thousand and $0 for the six months ended June 30, 2021 and 2020, respectively. The change in the benefit from and provision for income taxes for the three and six months ended June 30, 2021, respectively, compared to the three and six months ended June 30, 2020 was primarily due to taxable deferred revenue partially offset by the utilization of federal and state net operating losses and federal and state tax credits.
The effective income tax rate for the three and six months ended June 30, 2021 and 2020 differed from the federal statutory rate primarily due to the valuation allowance maintained against the Company’s deferred tax assets.

12. Income Taxes
During the years ended December 31, 2020 and 2019, the Company recorded no tax provision or benefit due to the losses incurred and the need for a full valuation allowance against its deferred tax assets. All of the Company’s operating losses since inception have been generated in the United States.
A reconciliation of the U.S. federal statutory income tax rate to the Company’s effective income tax rate is as follows:

	Year Ended December 31,
	2020	2019
Income tax benefit at U.S. federal statutory rate	21.0%	21.0%
State income taxes, net of federal benefit	5.9	5.4
Federal and state research and development tax credits	4.4	14.0
Nondeductible/nontaxable permanent items	(0.7)	(2.7)
Other	(1.7)	0.2
Change in valuation allowance	(28.9)	(37.9)

Effective tax rate	—%	—%
The tax effects of temporary differences that give rise to significant components of the deferred tax assets and liabilities are as follows:

	Year Ended December 31,
	2020	2019
	(in thousands)
Deferred tax assets
Net operating loss carryforwards	$11,085	$3,958
Research and development credit carryforwards	5,213	3,076
Operating lease liability	2,154	2,373
Deferred revenue	11,891	8,948
Accruals and reserves	648	479
Capitalized research costs	2,506	—
Other	88	52
Total gross deferred tax assets	33,585	18,886
Valuation allowance	(30,945)	(15,906)
Net deferred tax assets	2,640	2,980
Deferred tax liabilities
Depreciation	(597)	(689)
Right-of-use asset	(2,043)	(2,291)

Total gross deferred tax liabilities	(2,640)	(2,980)

Net deferred taxes	$—	$—

As of December 31, 2020, the Company had U.S. federal and state net operating loss (“NOL”) carryforwards of $41.0 million and $39.1 million, respectively, which may be available to offset future taxable income. The federal NOLs include $3.3 million which expire at various dates beginning in 2035 and

$
40.5
 million which carry forward indefinitely. The state NOLs expire at various dates beginning in
2035
. As of December
31
,
2020
, the Company also had U.S. federal and state research and development tax credit carryforwards of $
3.4
 million and $
2.2
 million, respectively, which may be available to offset future tax liabilities and begin to expire in
2034
and
2030
, respectively. During the year ended December
31
,
2020
, deferred tax assets, before valuation allowance, increased by approximately $
15.0
 million mainly due to the operating loss incurred by the Company during that period.
Utilization of the U.S. federal and state net operating loss carryforwards and research and development tax credit carryforwards may be subject to a substantial annual limitation under Section 382 of the Internal Revenue Code, and corresponding provisions of state law, due to ownership changes that have occurred previously or that could occur in the future. These ownership changes may limit the amount of carryforwards that can be utilized annually to offset future taxable income or tax li
a
bilities. In general, an ownership change results from transactions increasing the ownership of certain stockholders or public groups in the stock of a corporation by more than 50% over a three-year period. The Company has performed an analysis of ownership changes through August 17, 2020 and determined that on February 6, 2017 and August 17, 2020 ownership changes had occurred. Based on this analysis, the Company’s ability to use its pre-change
tax attributes to offset federal and state taxable income are subject to annual limitations and a portion of the attributes generated prior to February 6, 2017 will expire unutilized, which could potentially result in an increased future tax liability. The Company has adjusted its deferred tax assets and valuation allowance balance for the affected tax attribute carryforwards to reflect the expiration of the attributes.

ASC 740 requires a valuation allowance to reduce the deferred tax assets reported, if based on the weight of the evidence, it is more likely than not that some portion or all of the deferred tax assets will not be realized. The Company has evaluated the positive and negative evidence bearing upon its ability to realize the deferred tax assets. Management has considered the Company’s history of cumulative net losses incurred since inception and its lack of commercialization of any products or generation of any revenue from product sales since inception and has concluded that it is more likely than not that the Company will not realize the benefits of the deferred tax assets. Accordingly, a full valuation allowance has been established against the net deferred tax assets as of December 31, 2020 and 2019. Management reevaluates the positive and negative evidence at each reporting period. The Company had a net increase in the valuation allowance of $15.0 million during 2020 related primarily to the increase in net operating loss carryforwards and research and development tax credit carryforwards, as follows:

	Year Ended December 31,
	2020	2019
	(in thousands)

Valuation allowance as of beginning of year	$15,906	$10,559
Increases recorded to income tax provision	15,039	5,347

Valuation allowance as of end of year	$30,945	$15,906

The Coronavirus Aid, Relief, and Economic Security (CARES) Act was enacted on March 27, 2020. Among the business provisions, the CARES Act provided for various payroll tax incentives, changes to net operating loss carryback and carryforward rules, business interest expense limitation increases, and bonus depreciation on qualified improvement property. Additionally, the Consolidated Appropriations Act of 2021 was signed on December 27, 2020 which provided additional COVID relief provisions for businesses. The Company has evaluated the impact of both Acts and has determined that any impact is not material to its financial statements.
As of December 31, 2020 and 2019, the Company had not recorded any amounts for unrecognized tax benefits. The Company’s policy is to record interest and penalties related to income taxes as part of its income tax provision. As of December 31, 2020 and 2019, the Company had no accrued interest or penalties related to uncertain tax positions and no amounts had been recognized in the Company’s consolidated statements of operations and comprehensive loss.
The Company files income tax returns in the U.S. federal and Massachusetts jurisdictions, as prescribed by tax laws. In the normal course of business, the Company is subject to examination by federal and state jurisdictions, where applicable. The statute of limitations for federal and state tax authorities is generally closed for years prior to December 31, 2017, although carryforward attributes that were generated prior to 2017 may still be subject to change upon examination if they are utilized to offset taxable income in subsequent tax years. There are currently no federal or state income tax audits in progress.